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                                                                                                                      Exhibit 4
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SUBSCRIPTION CERTIFICATE NO.                                                                       SUBSCRIPTION CERTIFICATE FOR
                                                                                                               SHARES
                                                        HANOVER DIRECT, INC.

                                           SUBSCRIPTION CERTIFICATE REPRESENTING RIGHTS
THE TERMS AND CONDITIONS OF THE         TO PURCHASE SHARES OF THE COMMON STOCK OF HANOVER        SUBSCRIPTION PRICE $.90 PER SHARE
RIGHTS OFFERING ARE SET FORTH IN         DIRECT, INC. THIS CERTIFICATE OR A NOTICE OF
THE COMPANY'S PROSPECTUS DATED       GUARANTEED DELIVERY MUST BE RECEIVED BY THE SUBSCRIPTION
_____ __, 1997 (THE "PROSPECTUS")       AGENT WITH PAYMENT IN FULL BY 5:00 P.M., NEW YORK                       CUSIP
AND ARE INCORPORATED HEREIN BY        CITY TIME, ON _________, 1997 (THE "EXPIRATION DATE").
REFERENCE. COPIES OF THE               THIS SUBSCRIPTION CERTIFICATE IS TRANSFERABLE AND MAY
PROSPECTUS ARE AVAILABLE UPON            BE COMBINED OR DIVIDED (BUT ONLY INTO CERTIFICATES
REQUEST FROM THE COMPANY AND              EVIDENCING A WHOLE NUMBER OF RIGHTS) AT THE OFFICE
THE SUBSCRIPTION AGENT.                       OF THE SUBSCRIPTION AGENT.
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NAME AND ADDRESS OF REGISTERED HOLDER:



The registered owner whose name is inscribed herein, or assigns, is entitled to subscribe for shares of Common Stock upon the terms and subject to the conditions set forth in the Prospectus and instructions relating thereto. The Rights represented by this Subscription Certificate may be exercised by duly completing Form 1; may be transferred, assigned, exercised or sold through a bank or broker by duly completing Form 2; and may be sold through the Subscription Agent by duly completing Form 3. Rights holders are advised to review the Prospectus and Instructions, copies of which are available from the Subscription Agent, before exercising or selling their Rights.

IMPORTANT: Complete appropriate Form and, if applicable, delivery instructions, and SIGN on reverse thereof.

Date:


-------------------------------------      -------------------------------------
         RAKESH K. KAUL                               EDWARD J. O'BRIEN
President and Chief Executive Officer         Senior Vice President, Treasurer
                                                        and Secretary
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   RIGHTS HOLDERS SHOULD BE AWARE THAT IF THEY CHOOSE TO EXERCISE OR TRANSFER
LESS THAN ALL OF THE RIGHTS EVIDENCED HEREBY, THEY MAY NOT RECEIVE A NEW SUBSCRIPTION CERTIFICATE IN SUFFICIENT TIME TO EXERCISE THE REMAINING RIGHTS EVIDENCED THEREBY.

   FORM I: EXERCISE AND SUBSCRIPTION: The undersigned hereby irrevocably exercises one or more Rights to subscribe for shares of Common Stock as indicated below, on the terms and subject to the conditions specified in the Prospectus, receipt of which is hereby acknowledged.

   (a) Number of shares subscribed for pursuant to the Subscription Privilege (one Right needed to subscribe for each full share):_________________

   (b) Total Subscription Price (total number of shares subscribed for pursuant to the Subscription Privilege times the Subscription Price of $.90):
       _______________________*

   METHOD OF PAYMENT (CHECK ONE)

   [ ] CHECK, BANK DRAFT OR MONEY ORDER PAYABLE TO AMERICAN STOCK TRANSFER &
       TRUST COMPANY.
   [ ] WIRE TRANSFER DIRECTED TO [THE CHASE MANHATTAN BANK; ACCOUNT NO.
       323053807; ABA NO. 021000021.]
       (c) if the number of Rights being exercised pursuant to the Subscription Privilege is less than all of the Rights represented by this Subscription Certificate (check only one):
   [ ] DELIVER TO ME A NEW SUBSCRIPTION CERTIFICATE EVIDENCING THE REMAINING
       RIGHTS TO WHICH I AM ENTITLED.
   [ ] DELIVER TO ME A NEW SUBSCRIPTION CERTIFICATE EVIDENCING THE REMAINING
       RIGHTS IN ACCORDANCE WITH MY FORM 2 INSTRUCTIONS (which include any required signature guarantees).
   [ ] SELL THE REMAINING UNEXERCISED RIGHTS IN ACCORDANCE WITH MY FORM 3
       INSTRUCTIONS.
   [ ] CHECK HERE IF RIGHTS ARE BEING EXERCISED PURSUANT TO A NOTICE OF
       GUARANTEED DELIVERY DELIVERED TO THE SUBSCRIPTION AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:
         Name(s) of Registered Owner(s)_________________________________________
         Window Ticket number (if any)__________________________________________
         Date of Execution of Notice of Guaranteed Delivery_____________________ Name of Institution which Guaranteed Delivery__________________________

   FORM 2 - TO TRANSFER YOUR SUBSCRIPTION CERTIFICATE OR SOME OR ALL OF YOUR RIGHTS OR TO EXERCISE OR SELL RIGHTS THROUGH YOUR BANK OR BROKER. For value received, Rights represented by this Subscription Certificate are hereby assigned to (please print name and address and Social Security No. of transferee in full):

Name__________________________________

Address_______________________________

______________________________________

______________________________________
       Social Security Number

   [ ] FORM 3 - CHECK HERE TO SELL YOUR UNEXERCISED RIGHTS THROUGH THE
       SUBSCRIPTION AGENT: Check box if the undersigned hereby authorizes the Subscription Agent to sell any Rights represented by this Subscription Certificate but not exercised hereby and to deliver to the undersigned a check for the net proceeds.

       FORM 4 - DELIVERY INSTRUCTIONS: Name and/or address for mailing any stock, new Subscription Certificate or cash payment if other than shown on the reverse hereof:

                        Name:___________________________________________________

                        Address:________________________________________________

                        ________________________________________________________